UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2007

SCIELE PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30123	58-2004779
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

Five Concourse Parkway
Suite 1800
Atlanta, Georgia  30328
(Address of principal executive offices) (Zip Code)

(770) 442-9707
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01                       Regulation FD Disclosure

On January 10, 2007, at the JPMorgan Healthcare Conference in San Francisco, Sciele Pharma, Inc. (the “Company”) raised its revenue guidance for full-year 2006 to between $290 million and $292 million from the previously announced range of $287 million to $290 million and its earnings guidance to between $1.18 and $1.20 per share from the previously announced range of $1.16 to $1.19 per share.  The Company further reaffirmed its previously announced full-year 2007 revenue guidance of $335 million to $350 million and diluted earnings per share guidance of $1.53 to $1.62.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                       Financial Statements and Exhibits

(d)                 Exhibits.

Exhibit 99.1                  Press release issued by Sciele Pharma, Inc. on January 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sciele Pharma, Inc.
(Registrant)

	By:	/s/ Darrell Borne
Darrell Borne
Executive Vice President, Chief Financial
Officer, Secretary and Treasurer

Date: January 10, 2007

Exhibits

Exhibit No.	Description
99.1	Press release issued by Sciele Pharma, Inc. on January 10, 2007.